UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2016

WASTE CONNECTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

COMMISSION FILE NO. 1-31507

94-3283464

(I.R.S. Employer Identification No.)

3 Waterway Square Place, Suite 110, The Woodlands, TX, 77380

(Address of principal executive offices) (Zip code)

(832) 442-2200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

During our earnings conference call on April 28, 2016, we highlighted the following outlook for the second quarter 2016.

(Dollar amounts are approximations)

For Waste Connections, Inc., excluding any impact of the proposed merger with Progressive Waste Solutions Ltd. (“Progressive Waste”), we expect solid waste core price and volume growth, on a combined basis, to be at least 4%. This organic growth, together with an estimated $25 million to $30 million of revenue from E&P waste activity, would result in sequential revenue growth of approximately 6% compared to the first quarter of 2016. Adjusted EBITDA margins are estimated to improve sequentially about 0.7% over the first quarter of 2016. Depreciation and amortization expense is estimated to be about 12.7% of revenue. Amortization of intangibles expense is estimated to be about $6.7 million

For the combined company resulting from our combination with Progressive Waste, a June 1, 2016 closing could contribute an incremental $160 million to $170 million of revenue to our reported results at an assumed 25% to 25.5% adjusted EBITDA margin, excluding any synergies, acquisition-related expenses and integration costs. We won’t be in a position to estimate the percentage of depreciation and amortization expense against Progressive’s revenue contribution until after close and the allocation of purchase price has been determined for accounting purposes.

We also updated our current revenue runrate for E&P-related waste activity to be between $100 million and $120 million on an annualized basis at around a 25% EBITDA margin.

These estimates assume no change in the current economic and operating environment.

Adjusted EBITDA is considered a non-GAAP financial measure, and is provided supplementally because it is widely used by investors as a performance and valuation measure in the solid waste industry.  Management uses adjusted EBITDA as one of the principal measures to evaluate and monitor the ongoing financial performance of our operations.  We define adjusted EBITDA as net income (loss), plus or minus income tax provision (benefit), plus interest expense, plus depreciation and amortization expense, plus closure and post-closure accretion expense, plus or minus any loss or gain on impairments and other operating items, plus other expense, less other income.  This measure is not a substitute for, and should be used in conjunction with, GAAP financial measures.  Other companies may calculate this measure differently.

Item 8.01 Other Events.

The disclosure under Item 7.01 of this current report on Form 8-K is incorporated herein by reference.

The information furnished in Items 7.01 and 8.01 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report are forward-looking in nature, including statements related to the Company’s expected second quarter 2016 outlook for financial results and the annualized revenue runrate and EBITDA margin for its E&P-related waste activity. These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates,” or the negative thereof or comparable terminology, or by discussions of strategy.  Factors that could cause actual results to differ from those projected include, but are not limited to, the following:  (1) negative trends or volatility in crude oil prices may adversely affect the level of exploration, development and production activity of E&P companies and the demand for our E&P waste services; (2) our results are vulnerable to economic conditions; (3) our financial and operating performance may be affected by the inability to renew landfill operating permits, obtain new landfills and expand existing ones; (4) a portion of our growth and future financial performance depends on our ability to integrate acquired businesses, and the success of our acquisitions; (5)  each business that we acquire or have acquired may have liabilities or risks that we fail or are unable to discover, or that become more adverse to our business than we anticipated at the time of acquisition; (6) competition for acquisition candidates, consolidation within the waste industry and economic and market conditions may limit our ability to grow through acquisitions; (7) our industry is highly competitive and includes larger and better capitalized companies, companies with lower prices, return expectations or other advantages, and governmental service providers, which could adversely affect our ability to compete and our operating results; (8) our indebtedness could adversely affect our financial condition and limit our financial flexibility; (9) price increases may not be adequate to offset the impact of increased costs, or may cause us to lose volume; (10) fluctuations in prices for recycled commodities that we sell and rebates we offer to customers may cause our revenues and operating results to decline; (11) the seasonal nature of our business and “event-driven” waste projects cause our results to fluctuate; (12) we may lose contracts through competitive bidding, early termination or governmental action; (13) alternatives to landfill disposal may cause our revenues and operating results to decline; (14) increases in labor costs could impact our financial results; (15) increases in the price of diesel or compressed natural gas fuel may adversely affect our collection business and reduce our operating margins; (16) labor union activity could divert management attention and adversely affect our operating results; (17) we could face significant withdrawal liability if we withdraw from participation in one or more multiemployer pension plans in which we participate and the accrued pension benefits are not fully funded; (18) pending or future litigation or governmental proceedings could result in material adverse consequences, including judgments or settlements; (19) we may be subject in the normal course of business to judicial, administrative or other third-party proceedings that could interrupt or limit our operations, require expensive remediation, result in adverse judgments, settlements or fines and create negative publicity; (20) our financial results could be adversely affected by impairments of goodwill, indefinite-lived intangibles or property and equipment; (21) increases in insurance costs and the amount that we self-insure for various risks could reduce our operating margins and reported earnings; (22) we rely on computer systems to run our business and disruptions or privacy breaches in these systems could impact our ability to service our customers and adversely affect our financial results, damage our reputation, and expose us to litigation risk; (23) extensive and evolving environmental, health and safety laws and regulations may restrict our operations and growth and increase our costs; (24) our E&P waste business could be adversely affected by changes in laws regulating E&P waste; (25) our E&P waste business depends on the willingness of E&P companies to outsource their waste services activities; (26) changes in laws or government regulations regarding hydraulic fracturing could increase our customers’ costs of doing business and reduce oil and gas production by our customers, which could adversely impact our business; (27) future changes in laws regulating the flow of solid waste in interstate commerce could adversely affect our operating results; (28) extensive regulations that govern the design, operation, expansion and closure of landfills may restrict our landfill operations or increase our costs of operating landfills; (29) our financial results are based upon estimates and assumptions that may differ from actual results; (30) our accruals for our landfill site closure and post-closure costs may be inadequate; (31) we depend significantly on the services of the members of our senior and regional management team, and the departure of any of those persons could cause our operating results to suffer; (32) our decentralized decision-making structure could allow local managers to make decisions that may adversely affect our operating results; (33) liabilities for environmental damage may adversely affect our financial condition, business and earnings; and (34) if we are not able to develop and protect intellectual property, or if a competitor develops or obtains exclusive rights to a breakthrough technology, our financial results may suffer. These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information

This Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction between Waste Connections and Progressive Waste Solutions Ltd., a corporation organized under the laws of Ontario (“Progressive”). In connection with the proposed transaction, Progressive, as the parent company that will result from the combination, has filed with the SEC a registration statement on Form F-4 that includes the proxy statement/prospectus of Waste Connections and Progressive. The registration statement on Form F-4 was declared effective by the SEC on April 25, 2016. Waste Connections mailed its proxy statement to its stockholders on or around April 27, 2016. WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Stockholders may obtain copies of the proxy statement/prospectus and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by Waste Connections will be made available free of charge on Waste Connections’ investor relations website at http://wasteconnections.investorroom.com. Copies of documents filed with the SEC by Progressive will be made available free of charge on Progressive’s investor relations website at http://investor.progressivewaste.com.

Participants in the Solicitation of Votes

Waste Connections and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies for its security holder approvals to be obtained for the proposed transaction. Information regarding Waste Connections’ directors and executive officers is available in its proxy statement filed with the SEC by Waste Connections on April 2, 2015 in connection with its 2015 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus, Progressive’s registration statement and information circular and other relevant materials that have been or will be filed with the SEC and the Canadian securities regulators when they become available.

Safe Harbor and Forward-Looking Information

In addition to the forward-looking statements described above, this document includes forward-looking statements regarding our proposed merger with Progressive (which includes “forward-looking information” within the meaning of applicable Canadian securities laws). These forward-looking statements are not based on historical facts but instead reflect Progressive's or Waste Connections’ respective management’s expectations, estimates or projections concerning future results or events. These forward-looking statements are often identified by the words “may,” “might,” “believes,” “thinks,” “anticipates,” “plans,” “expects,” “intends” or similar expressions and include statements regarding (1) expectations regarding whether the transaction, including the merger, the issuance of the merger consideration and the proposed share consolidation of Progressive, will be consummated, including whether conditions to the consummation of the transaction will be satisfied, or the timing for completing the transaction, (2) expectations for the effects of the transaction or the ability of the combined company to successfully achieve business objectives, including integrating the companies or the effects of unexpected costs, liabilities or delays, (3) the potential benefits and synergies of the transaction, including expected cost savings and tax benefits and (4) expectations for other economic, business, and/or competitive factors. Although Waste Connections and Progressive believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements, as unknown or unpredictable factors could have material adverse effects on future results, performance or achievements of the combined company. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the following: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transactions on the proposed terms and schedule; the ability of Waste Connections and Progressive to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact of the announcement or consummation of the proposed transactions on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws and regulations and interpretations of laws and regulations; significant competition that Waste Connections and Progressive face; compliance with extensive government regulation; and the diversion of management time on the proposed transactions. These forward-looking statements may be affected by risks and uncertainties in the business of Waste Connections and Progressive and market conditions. This information is qualified in its entirety by cautionary statements and risk factor disclosure contained in filings made by Waste Connections and Progressive with the U.S. Securities and Exchange Commission, including Waste Connections’ quarterly reports on Form 10-Q and its annual report on Form 10-K for the year ended December 31, 2015, and Progressive’s quarterly reports on Form 6-K and its year-end report for the year ended December 31, 2015, as well as in Progressive’s filings with the Canadian securities regulators. Waste Connections and Progressive wish to caution readers that certain important factors may have affected and could in the future affect their actual results and could cause their actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of Waste Connections or Progressive. Neither Waste Connections nor Progressive undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date hereof, except as may be specifically required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

	BY:	/s/ Worthing F. Jackman
Date: April 28, 2016
Worthing F. Jackman,
Executive Vice President and Chief Financial Officer